UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021 (June 11, 2021)

Skillsoft Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Innovative Way, Suite 201 Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

(603) 324-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	SKIL	New York Stock Exchange

Warrants	SKIL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On June 17, 2021, Skillsoft Corp., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 2.03, 3.02, 3.03, 5.01, 5.02, 5.06 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K is being filed to amend the Original Report to include additional matters related to the transactions under Items 5.03, 5.05, 8.01 and 9.01 of Form 8-K.

Unless the context otherwise requires, “we,” “us,” and “our” refer to the Company and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Agreement and Plan of Merger (as it may be amended and/or restated from time to time, the “Skillsoft Merger Agreement”) dated as of October 12, 2021, by and between Churchill Capital Corp II (“Churchill”) and Software Luxembourg Holding S.A., a public limited liability company (société anonyme), incorporated and organized under the laws of the Grand Duchy of Luxembourg, having its registered office at Bijou, 17 Boulevard Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg, and registered with the Luxembourg Register of Commerce and Companies (Registre de Commerce et des Sociétés, Luxembourg) under number B246188, Churchill amended its amended and restated certificate of incorporation to (i) change the name of the company from “Churchill Capital Corp II” to “Skillsoft Corp.”; (ii) increase the total number of shares of authorized capital stock from 221,000,000 shares to 408,840,000 shares, which consist of (i) increasing the authorized number of shares of Class A common stock from 200,000,000 shares to 375,000,000 shares, (ii) eliminating the Class B common stock and authorizing the issuance of shares of Class B common stock, (iii) authorizing the issuance of 3,840,000 shares of Class C common stock, (iv) increasing the authorized number of shares of preferred stock from 1,000,000 shares to 10,000,000 shares, (v) removing provisions that will no longer be applicable to the Company after the consummation of the Skillsoft Merger Agreement (the “Merger”) and (vi) certain other changes. Reference is made to the disclosure described in the Section entitled “Proposal No. 3—The Charter Amendment Proposal” and “Proposal No. 4—The Charter Approval Proposal” beginning on page 106 and 108, respectively, of the joint proxy statement/prospectus (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on January 25, 2021 by Churchill, now known as Skillsoft Corp., and as amended pursuant to the amendments to the Registration Statement filed with the Commission by Churchill on March 15, 2021, May 13, 2021, May 24, 2021 and May 27, 2021, respectively, which are incorporated herein by reference. The shareholders of Churchill approved this amendment and restatement at the special meeting of stockholders at which the Churchill stockholders considered and adopted, among other matters, a proposal to approve the business combination, including adopting and approving the Skillsoft Merger Agreement and the transactions contemplated thereby, including the Merger. This summary is qualified in its entirety by reference to the text of the second amended and restated certificate of incorporation, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective June 11, 2021, the Board adopted a new Code of Business Conduct and Ethics (the “Revised Code”). The Revised Code applies to all employees, officers and directors of the Company, as well as to the Company’s agents, representatives and consultants. The Revised Code was adopted to reflect what the Company considers to be current best practices and policies for an operating company and to make certain technical, administrative, non-substantive amendments to the prior Code of Business Conduct and Ethics. The adoption of the Revised Code did not relate to or result in any waiver, explicit or implicit, of any provision of the prior Code of Business Conduct and Ethics.

The above description of the Revised Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Code, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference. The Revised Code is also available on the Company’s investor relations website (https://investor.skillsoft.com/corporate-governance/board-of-directors) under the link “Governance.” The contents of the Company’s website are not incorporated by reference in this Report or made a part hereof for any purpose.

Item 8.01.	Other Events.

On June 11, 2021, the parties issued a joint press release announcing the completion of the Merger, a copy of which is furnished as Exhibit 99.1 hereto. On June 14, 2021, the Company issued a press release announcing that its common stock will commence trading on the New York Stock Exchange (NYSE) under the ticker symbol “SKIL”, a copy of which is furnished as Exhibit 99.2 hereto.

The information set forth in this Item 8.01, including the text of the press releases attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits.

The list of exhibits is set forth on the Exhibit Index of this Report on Form 8-K and is incorporated herein by reference.

Exhibit Number	Description
3.1	Second Amended and Restated Certificate of Incorporation of Skillsoft Corp.
3.2	Second Amended and Restated Bylaws of Skillsoft Corp.
14.1	Code of Business Conduct and Ethics of Skillsoft Corp., effective June 11, 2021
99.1	Press release, dated June 11, 2021
99.2	Press release, dated June 14, 2021

+ The schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

# Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2021

SKILLSOFT CORP.

By:	/s/ Ryan Murray
Ryan Murray
Chief Accounting Officer and Interim Chief Financial Officer